UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2014

Autoliv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Vasagatan 11, 7th Floor, SE-111 20

Box 70381,

SE-107 24, Stockholm, Sweden

(Address of principal executive offices, including zip code)

+46 8 587 20 600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On March 17, 2014, Autoliv, Inc. (“Autoliv” or the “Company”) issued a press release announcing that the Company expects to issue $1.25 billion of long term debt securities. Autoliv first announced its intention to issue long term debt on February 19, 2014.

The offering is part of the Company’s previously communicated strategy of adjusting its capital structure. The Company currently intends to use the proceeds of the offering to refinance existing debt in light of scheduled maturities and for general corporate purposes.

Autoliv currently anticipates that the senior notes planned to be issued would have an average interest rate of 3.84%, and consist of: $208 million of 5 year senior notes with an interest rate of 2.84%; $275 million of 7 year senior notes with an interest rate of 3.51%; $297 million of 10 year senior notes with an interest rate of 4.09%; $285 million of 12 year senior notes with an interest rate of 4.24%; and $185 million of 15 year senior notes with an interest rate of 4.44%.

Autoliv has received initial commitments from the expected purchasers of the notes. However the issuance of the notes is subject to execution of the definitive documentation and funding of the commitments, which is expected to take place during the second quarter of 2014.

Autoliv offered the notes principally to institutional investors in an offering made pursuant to the exemption from registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”).

The offering has not been and will not be registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act. The Company intends this notice to comply with Rule 135c of the Act and, accordingly, this notice does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The full text of the press release with respect to the offering is filed herewith (as Exhibit 99.1) in accordance with Rule 135c under the Act and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	EXHIBITS

99.1	Press Release of Autoliv, Inc. dated March 17, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLIV, INC.
Date: March 17, 2014

	By:	/s/ Anthony J. Nellis
	Name:	Anthony J. Nellis
	Title:	Interim Vice President – Legal Affairs General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Autoliv, Inc. dated March 17, 2014.